UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 15, 2021

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 15, 2022, Socket Mobile, Inc. (the “Company”) held its virtual 2022 Annual Meeting of Stockholders for the following purposes:

Item 1 To elect seven directors to serve until their respective successors are elected;

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy;

Item 3 To amend the 2004 Equity Incentive Plan to extend its term for ten years to April 23, 2034.

Item 4 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2022.

Only stockholders of record at the close of business on April 22, 2022 were entitled to notice of and to vote at the meeting. At the Record Date, 7,975,071 shares of Common Stock were issued and outstanding and each share of Common Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 4,936,869 shares or 61.9% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

Name	Votes For	Votes Withheld	Outcome
1. Charlie Bass	2,884,249	346,320	Elected
2. Kevin J. Mills	2,989,748	240,821	Elected
3. David W. Dunlap	3,029,180	201,389	Elected
4. Brenton Earl MacDonald	3,079,301	151,268	Elected
5. Bill Parnell	3,079,718	150,851	Elected
6. Ivan Lazarev	3,079,007	151,562	Elected
7, Lynn Zhao	2,989,854	240,712	Elected

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy

Votes For	Votes Against	Votes Abstained	Outcome
3,049,097	116,502	64,970	Approved with an affirmative vote of 94.4% of votes cast

Item 3. Extension of the term of 2004 Equity Incentive Plan to April 23, 2034

Votes For	Votes Against	Votes Abstained	Outcome
2,743,904	450,319	36,346	Approved with an affirmative vote of 84.9% of votes cast

Item 4. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2022

Votes For	Votes Against	Votes Abstained	Outcome
4,903,751	12,528	20,590	Approved with an affirmative vote of 99.3% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer

Date: June 15, 2022